UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2013

Chicago Bridge & Iron Company N.V.

(Exact name of registrant as specified in its charter)

The Netherlands

(State or other jurisdiction of incorporation)

1-12815	N.A.
(Commission File Number)	(IRS Employer Identification No.)

Oostduinlaan 75 2596 JJ The Hague The Netherlands	N.A.
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 31-70-3732010

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

The following matters were voted upon and adopted at the 2013 Annual Meeting of Shareholders of Chicago Bridge & Iron Company N.V. (the “Company”) held on May 8, 2013:

1. Election of Deborah M. Fretz as a member of the Supervisory Board to serve until the Annual General Meeting of Shareholders in 2016 and until her successor has been duly appointed.

First Nominee Deborah M. Fretz	Second Nominee Westley S. Stockton	Abstain	Broker Non-Votes
70,483,595	154,945	373,270	17,260,878

2. Election of Michael L. Underwood as a member of the Supervisory Board to serve until the Annual General Meeting of Shareholders in 2016 and until his successor has been duly appointed.

First Nominee Michael L. Underwood	Second Nominee Luciano Reyes	Abstain	Broker Non-Votes
70,001,484	171,569	838,757	17,260,878

3. Approval, by non-binding vote, of the compensation of the Company’s named executive officers.

For	68,382,183
Against	846,130
Abstain	1,783,497
Broker Non-Votes	17,260,878

4. Authorization of the preparation of the Company’s Dutch statutory annual accounts and the annual report of its Management Board in the English language and the adoption of the Company’s Dutch statutory annual accounts for the year ended December 31, 2012.

For	87,936,534
Against	105,166
Abstain	230,988
Broker Non-Votes	0

5. Approval of the final dividend for the year ended December 31, 2012 in an amount of $0.20 per share, which has previously been paid out to shareholders in the form of interim dividends.

For	87,913,045
Against	133,678
Abstain	225,965
Broker Non-Votes	0

6. Discharge of the sole member of the Company’s Management Board from liability in respect of the exercise of its duties during the year ended December 31, 2012.

For	66,725,390
Against	4,100,762
Abstain	185,658
Broker Non-Votes	17,260,878

7. Discharge of the members of the Company’s Supervisory Board from liability in respect of the exercise of their supervisory duties during the year ended December 31, 2012.

For	66,717,796
Against	4,111,538
Abstain	182,476
Broker Non-Votes	17,260,878

8. Appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm, who will audit its accounts for the year ending December 31, 2013.

For	86,535,469
Against	1,648,158
Abstain	89,061
Broker Non-Votes	0

9. Extension of the authority of the Company’s Management Board, acting with the approval of the Supervisory Board, to repurchase up to 10% of the Company’s issued share capital until November 8, 2014 on the open market, through privately negotiated transactions or in one or more self tender offers for a price per share not less than the nominal value of a share and not higher than 110% of the most recently available (as of the time of repurchase) price of a share on any securities exchange where our shares are traded.

For	70,721,505
Against	106,579
Abstain	183,726
Broker Non-Votes	17,260,878

10. Approval of the extension of the authority of the Company’s Supervisory Board to issue shares and/or grant rights to acquire the Company’s shares (including options to subscribe for shares), never to exceed the number of authorized but unissued shares, and to limit or exclude the preemptive rights of shareholders with respect to the issuance of shares and/or the grant of the right to acquire shares, until May 8, 2018.

For	45,255,623
Against	25,672,522
Abstain	83,665
Broker Non-Votes	17,260,878

11. Approval of the amendment to the Chicago Bridge & Iron 2001 Employee Stock Purchase Plan.

For	67,718,436
Against	2,915,591
Abstain	377,783
Broker Non-Votes	17,260,878

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHICAGO BRIDGE & IRON COMPANY N.V.

	By:	Chicago Bridge & Iron Company B.V.
	Its:	Managing Director

Date: May 10, 2013	By:	/s/ Ronald A. Ballschmiede
Ronald A. Ballschmiede Managing Director (Principal Financial Officer)